UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2020 (March 17, 2020)

TECHCARE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 380-6645

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2020, the board of directors of the Registrant resolved to appoint Mr. Zviel Gedalihou to serve as Chief Financial Officer of the Registrant, effective immediately.

Mr. Zviel Gedalihou CPA, MBA, has extensive experience in the field. From June 2012 to February 2020 Zviel served as Chief Financial and Operations Officer of the venture capital firm Markstone Capital Group LLC, where he worked with hundreds of investors worldwide, gained board-level experience in a wide variety of companies, and held key management positions in various companies. While serving as Chief Financial and Operations Officer of Markstone Capital Group LLC, Zviel also served as Chief Executive Officer of Tom-Set Ltd., and Chief Financial Officer of Magnolia Silver Jewelry Ltd., Cardboard Technologies Ltd. and EZTD Inc. From June 2011 to June 2012 Zviel worked as Finance Manager of Modus Selective, an investment company owned by First International Bank of Israel. From April 2008 to June 2011 Zviel worked in the Economic Consulting department of Ernst & Young. Zviel obtained his CPA license in 2011. Zviel holds an MBA specializing in Finance (2014) from the Hebrew University of Jerusalem, and a BA in Accounting and Economics (2008), also from the Hebrew University of Jerusalem.

On March 1, 2020 Zviel joined WealthStone Holdings Ltd as Chief Financial Officer. WealthStone Holdings Ltd is a member of the WealthStone Holdings Group and is an affiliate of the Registrant. The WealthStone Holdings Group specializes in alternative investments, real estate, technology and hedge funds.

Zviel has extensive experience in management, due diligence, finance valuations, M&As and IPOs, debt refinancing and deal structures. Zviel is a Major in the IDF Reserves. Zviel was born in December 1981.

Except for WealthStone Holdings Ltd, none of the corporations or organizations Zviel has worked with during the past five years is affiliated with the Registrant. There are no family relationships between Zviel and any director or executive officer of the Registrant or its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Ora Meir Soffer
Name:	Ora Meir Soffer
Title:	Chairperson of the Board

Date: March 18, 2020